Certification Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Kofi N. Kankam, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of JobsInSite, Inc. on Form 10-Q for the quarter ended June 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of JobsInSite, Inc.

Dated: August 14, 2008	/s/ Kofi N. Kankam
	Name:	Kofi N. Kankam
	Title:	Chief Executive Officer